UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

December 19, 2025

Date of Report (Date of earliest event reported)

NEW ERA ENERGY & DIGITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-42433	99-3749880
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4501 Santa Rosa Dr. Midland, TX	79707
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 695-6997

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NUAI	The Nasdaq Stock Market LLC
Warrants	NUAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2025, New Era Energy & Digital Inc. (“New Era” or the “Company”) and SharonAI Inc., a subsidiary of SharonAI Inc. Holdings Inc. (“SharonAI”), entered into a Binding Term Sheet for Acquisition of Interest in Texas Critical Data Centers, LLC (the “Term Sheet”), setting forth the terms and conditions for the sale by SharonAI of 100% of its 50% interest in Texas Critical Data Centers LLC (“TCDC”) to New Era. TCDC is a joint venture between SharonAI and New Era formed to fund, develop, and construct a data center site project with behind the meter natural gas-fired power in Ector County, Texas.

The Term Sheet obligates SharonAI and New Era to negotiate and execute customary definitive agreements in good faith that incorporate the terms of the Term Sheet and contain other customary terms and conditions, as expeditiously as possible, and no later than January 15, 2026.

The consideration New Era will pay SharonAI for the interests of TCDC will be an aggregate of $70,000,000, of which, (a) $10,000,000 will be payable in cash, with (i) $150,000 payable as a non-refundable deposit within 14 days of December 19, 2025, and (ii) $9,850,000 payable upon the occurrence of certain events, but no later than March 31, 2026; (b) $10,000,000 will be payable in common stock or other units of New Era upon the occurrence of certain events, but no later than March 31, 2026; and (c) $50,000,000 will be payable by issuance of a senior secured convertible promissory with a right of SharonAI to convert 20% of the amount owed into common stock of New Era and which matures and is due June 30, 2026.

The sale of the interests of TCDC are subject to the condition that SharonAI reimburse New Era for SharonAI’s portion of the amount required to be contributed to TCDC for TCDC to purchase the Additional 203 Acres (as defined below) on or before January 9, 2026, which amount is approximately $2,550,000.

Both parties are prohibited from, and must ensure that their directors, shareholders, employees, professional advisers and related entities do not solicit, consider, accept or otherwise pursue and contemplate other proposals in respect of the specific transaction set forth in the Term Sheet for a period of 30 days commencing on the date of execution of the Term Sheet.

The description of the Term Sheet is only a summary and is qualified in its entirety by reference to the full text of such document, which is filed as an exhibit to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 19, 2025, TCDC completed its previously announced acquisition of approximately 203 acres of real property located in Block 41, T-2-S, T&P RR Co. Survey, Ector County, Texas (the “Additional 203 Acres”) pursuant to a Contract to Purchase dated November 21, 2025, between TCDC and Odessa Industrial Development Corporation d/b/a Grow Odessa, from whom TCDC previously purchased a contiguous 235 acres of land from on July 25, 2025. The total price for the Additional 203 Acres was $5,100,000. The intent is for a third-party to build gas-fired power generation on-site.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Binding Term Sheet for Acquisition of Interest in Texas Critical Data Centers, LLC
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) contains “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this Report, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements include, but are not limited to, statements contained in this Report relating to our business strategy, our future operating results and liquidity and capital resources outlook. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation: (a) our ability to effectively operate our business segments; (b) our ability to manage our research, development, expansion, growth and operating expenses; (c) our ability to evaluate and measure our business, prospects and performance metrics; (d) our ability to compete, directly and indirectly, and succeed in a highly competitive and evolving industry; (e) our ability to respond and adapt to changes in technology and customer behavior; (f) our ability to protect our intellectual property and to develop, maintain and enhance a strong brand; and (g) other factors (including the risks contained in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024). Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2025

NEW ERA ENERGY & DIGITAL INC.

By:	/s/ E. Will Gray II
Name:	E. Will Gray II
Title:	Chief Executive Officer

3